     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 26, 2000

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                   VIACOM INC.                                  VIACOM INTERNATIONAL INC.
(Exact name of registrant as specified in charter)  (Exact name of registrant as specified in charter)
                     Delaware                                            Delaware
 (State or other jurisdiction of incorporation or    (State or other jurisdiction of incorporation or
                  organization)                                       organization)
                    04-2949533                                          13-3844753
     (I.R.S. Employer Identification Number)             (I.R.S. Employer Identification Number)
                  1515 Broadway                                       1515 Broadway
                New York, NY 10036                                  New York, NY 10036
                  (212) 258-6000                                      (212) 258-6000
   (Address, including zip code, and telephone         (Address, including zip code, and telephone
   number, including area code, of registrant's        number, including area code, of registrant's
           principal executive offices)                        principal executive offices)

                            ------------------------

                           MICHAEL D. FRICKLAS, ESQ.
                                GENERAL COUNSEL
                                  VIACOM INC.
                                 1515 BROADWAY
                            NEW YORK, NEW YORK 10036
                                 (212) 258-6000
                            ------------------------

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

              STEPHEN T. GIOVE, ESQ.                            KENNETH A. LEFKOWITZ, ESQ.
               SHEARMAN & STERLING                              HUGHES HUBBARD & REED LLP
               599 LEXINGTON AVENUE                               ONE BATTERY PARK PLAZA
                NEW YORK, NY 10022                                  NEW YORK, NY 10004
                  (212) 848-4000                                      (212) 837-6000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this registration statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plan, check the following box. / /

    If this Form is filed to registered additional Securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for same offering. /X/ 33-53485

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

       TITLE OF EACH CLASS OF           AMOUNT TO BE         PROPOSED MAXIMUM            PROPOSED MAXIMUM           AMOUNT OF
    SECURITIES TO BE REGISTERED        REGISTERED(1)    OFFERING PRICE PER UNIT(2)  AGGREGATE OFFERING PRICE(2)  REGISTRATION FEE
Debt Securities of Viacom Inc.......  $200,000,000(1)             100%                   $200,000,000(1)             $52,800
Guarantees of Viacom International
  Inc.(3)...........................         --                    --                          --                      --

(1) In U.S. dollars or the equivalent thereof in foreign currencies or composite currencies.

(2) Estimated solely for the purpose of determining the amount of the registration fee.

(3) To be issued in connection with Debt Securities of Viacom Inc.

                         ------------------------------

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSIONS IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

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--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Viacom Inc. with the Securities and Exchange Commission (File No. 33-53485) pursuant to the Securities Act of 1933, as amended, and declared effective on May 10, 1995 is incorporated by reference into this Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, Viacom Inc., certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 26th day of July, 2000.

                                                       VIACOM INC.

                                                       By             /s/ SUMNER M. REDSTONE
                                                            -----------------------------------------
                                                                        Sumner M. Redstone
                                                                    CHAIRMAN OF THE BOARD AND
                                                                     CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
               /s/ SUMNER M. REDSTONE
     -------------------------------------------                 Chairman of the Board and
                 Sumner M. Redstone                               Chief Executive Officer

                  /s/ MEL KARMAZIN
     -------------------------------------------                 President, Chief Operating
                    Mel Karmazin                                    Officer and Director

              /s/ FREDERIC G. REYNOLDS
     -------------------------------------------                Executive Vice President and
                Frederic G. Reynolds                              Chief Financial Officer

               /s/ MICHAEL D. FRICKLAS
     -------------------------------------------             Executive Vice President, General
                 Michael D. Fricklas                               Counsel and Secretary

                 /s/ SUSAN C. GORDON
     -------------------------------------------               Vice President, Controller and
                   Susan C. Gordon                                Chief Accounting Officer

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                          *
     -------------------------------------------                          Director
                  George S. Abrams

                          *
     -------------------------------------------                          Director
                 George H. Conrades

                          *
     -------------------------------------------                          Director
                 Philippe P. Dauman

                          *
     -------------------------------------------                          Director
                  Thomas E. Dooley

                          *
     -------------------------------------------                          Director
                 William H. Gray III

                          *
     -------------------------------------------                          Director
                     Jan Leschly

                          *
     -------------------------------------------                          Director
                 David T. McLaughlin

                          *
     -------------------------------------------                          Director
                     Ken Miller

                          *
     -------------------------------------------                          Director
                   Leslie Moonves

                          *
     -------------------------------------------                          Director
                  Brent D. Redstone

                          *
     -------------------------------------------                          Director
                   Shari Redstone

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                          *
     -------------------------------------------                          Director
                 Frederic V. Salerno

                          *
     -------------------------------------------                          Director
                  William Schwartz

                          *
     -------------------------------------------                          Director
                   Ivan Seidenberg

                          *
     -------------------------------------------                          Director
                  Patty Stonesifer

                          *
     -------------------------------------------                          Director
                  Robert D. Walter

*By:  /s/ MICHAEL D. FRICKLAS
      --------------------------------------
      (Michael D. Fricklas,
      Attorney-in-Fact)

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, Viacom International Inc., certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 26th day of July, 2000.

                                                       VIACOM INTERNATIONAL INC.

                                                       By:               /s/ MEL KARMAZIN
                                                            -----------------------------------------
                                                                           Mel Karmazin
                                                                     CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                            TITLE
                      ---------                                            -----

                  /s/ MEL KARMAZIN
     -------------------------------------------                  Chief Executive Officer
                    Mel Karmazin

              /s/ FREDERIC G. REYNOLDS
     -------------------------------------------         Executive Vice President, Chief Financial
                Frederic G. Reynolds                                 Officer and Director

               /s/ MICHAEL D. FRICKLAS
     -------------------------------------------           Executive Vice President and Director
                 Michael D. Fricklas

                                 EXHIBIT INDEX

EXHIBIT NUMBER                                  DESCRIPTION
--------------                                  -----------
 Exhibit 5              Opinion of Shearman & Sterling, as to the legality of the
                        debt securities registered hereunder

 Exhibit 23.1           Consent of PricewaterhouseCoopers LLP

 Exhibit 23.2           Consent of PricewaterhouseCoopers LLP

 Exhibit 23.3           Consent of KPMG LLP

 Exhibit 23.4           Consent of KPMG LLP

 Exhibit 23.5           Consent of Shearman & Sterling is contained in their opinion filed as Exhibit 5 to this Registration Statement

 Exhibit 24             Power of Attorney